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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                      FORM
                                       8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       Date of Report:  December 21, 1998

                          CENTENARY INTERNATIONAL CORP.
                         (Formerly, R&R Resources, Inc.)
             (Exact name of registrant as specified in its charter)



            Nevada                        000-23851              86-0874841
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)



                           12000 Westheimer, Suite 215
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)

                                 (713) 304-1500
              (Registrant's telephone number, including area code)

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
Item  5.     Other  Events

     On December 21, 1998, R&R Resources, Inc. changed its name to Centenary International Corp. The name change was approved by shareholders at a special meeting.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   R&R  Resources,  Inc.


Date:  December  22,  1998              /s/  Eduardo  Sagarnaga
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                                        Eduardo  Sagarnaga
                                        Director,  President  and  CEO